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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------



                                    Form 8-K/A
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  ------------



                          JULY 23, 2001 (JULY 19, 2001)
               (Date of Report (date of earliest event reported))




                               CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)


            DELAWARE                    1-10308               06-0918165
  (State or other jurisdiction   (Commission File No.)     (I.R.S. Employer
       of incorporation or                              Identification Number)
          organization)


             9 WEST 57TH STREET
                NEW YORK, NY                                  10019
            (Address of principal                          (Zip Code)
              executive office)





                                 (212) 413-1800
              (Registrant's telephone number, including area code)

















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         ITEM 5.  OTHER EVENTS

         This Current Report on Form 8-K/A of the Company is being filed to make available preliminary pro forma financial information with respect to the Company's planned acquisition of Galileo International, Inc. ("Galileo") for purposes of incorporating such information by reference into certain other filings of the Company. This Report also makes available pro forma financial data giving effect to the following transactions for the year ended December 31, 2000 and as of and for the quarter ended March 31, 2001: the acquisition of Avis Group Holdings, Inc. ("Avis") on March 1, 2001 and various finance-related activities which occurred during the first and second quarters of 2001, including the issuances of debt and equity securities and the conversion of the Company's Feline PRIDES into CD common stock.









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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         See Exhibit 99.1 attached hereto for the audited Financial Statements of Galileo as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000.

         See Exhibit 99.2 attached hereto for the unaudited Financial Statements of Galileo as of March 31, 2001 and for the three months ended March 31, 2001 and 2000.

         The Financials Statements of Avis are incorporated by reference from Avis' Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001, previously filed with the Commission on March 28, 2001 and May 15, 2001, respectively, and incorporated by reference herein.

(b)      Pro Forma Financial Information.

         See Exhibit 99.3 attached hereto for Pro Forma Financial Information giving effect to the planned acquisition of Galileo, the March 1, 2001 acquisition of Avis and various finance-related activities which occurred during the first and second quarters of 2001.

(c)      Exhibits.

         See Exhibit Index.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       CENDANT CORPORATION



                                       /s/ Kevin M. Sheehan
                                       --------------------------
                                       Kevin M. Sheehan
                                       Senior Executive Vice President and
                                       Chief Financial Officer



                                       /s/ Tobia Ippolito
                                       --------------------------
                                       Tobia Ippolito
                                       Executive Vice President, Finance and
Date:  July 23, 2001                   Chief Accounting Officer





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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K/A




                                  EXHIBIT INDEX


Exhibit
   No.                     Description
-------                    -----------
23.1     Consent of Deloitte & Touche LLP, relating to Avis Group Holdings, Inc.

23.2     Consent of KPMG LLP, relating to Galileo International, Inc.

99.1     Audited Financial Statements of Galileo International, Inc. as of
         December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000

99.2     Unaudited Financial Statements of Galileo International, Inc. as of
         March 31, 2001 and for the three months ended March 31, 2001 and 2000

99.3     Pro Forma Financial Information (unaudited)
